Exhibit 99.1

BROOKLINE CAPITAL ACQUISITION CORP. AND APEXIGEN, INC. ANNOUNCE STOCKHOLDER APPROVAL OF

BUSINESS COMBINATION

Expected Closing Date of July 29, 2022

Combined Company Expected to Begin Trading on Nasdaq Capital Market Under Ticker Symbols “APGN” and “APGNW,” respectively, on August 1, 2022

NEW YORK, NY & PALO ALTO, CA – July 27, 2022 – Brookline Capital Acquisition Corp. (“BCAC”; Nasdaq: BCACU, BCAC, BCACW), a life-science focused Special Purpose Acquisition Company (“SPAC”) affiliated with Brookline Capital Markets, a division of Arcadia Securities, LLC (“Brookline”), announced a proposed business combination with Apexigen, Inc. (“Apexigen”), a clinical-stage biopharmaceutical company focused on discovering and developing a new generation of antibody therapeutics for oncology, today announced that at the Annual Meeting of BCAC’s stockholders (the “Annual Meeting”) held today, BCAC’s stockholders voted to approve the previously announced proposed business combination between BCAC and Apexigen, as well as all other proposals related to the Business Combination.

BCAC plans to file the results of the Annual Meeting, as tabulated by an independent inspector of elections, on Form 8-K with the Securities and Exchange Commission today.

Based on today’s stockholder approval and subject to the satisfaction or waiver of certain other closing conditions as described in BCAC’s definitive proxy statement/prospectus, the Business Combination is expected to be consummated on or about July 29, 2022. Following the consummation of the Business Combination, the combined company will operate as Apexigen, Inc. and its shares of common stock and warrants are expected to trade on the Nasdaq Stock Market LLC beginning on August 1, 2022 under the symbols “APGN” and “APGNW,” respectively.

About BCAC

BCAC is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While BCAC’s efforts to identify a target business may span many industries, the focus of BCAC’s search is for prospects within the life sciences industry. Founded in 2020 by Brookline Capital Markets, a division of Arcadia Securities, LLC, a boutique investment bank with experience providing capital markets and advisory services to public and private life sciences companies, blank check companies (working with management teams during the IPO process, and later in the course of their initial business combinations) and other emerging growth enterprises, BCAC is led by an affiliated team of life sciences industry experts. For more information, visit www.brooklinecapitalacquisitioncorp.com.

About Apexigen, Inc.

Apexigen, a clinical-stage biopharmaceutical company focused on developing innovative antibody-based therapeutics for the treatment of cancer with a focus on immuno-oncology, announced on March 18, 2022, that it had entered into a business combination agreement with BCAC, pursuant to which Apexigen and BCAC would combine, with the former equityholders of both entities holding equity in the combined public company listed on the Nasdaq Stock Exchange. Apexigen has built a diversified pipeline of wholly owned and partnered assets leveraging its proprietary APXiMAB™ antibody discovery platform. The company’s lead asset, sotigalimab, is a potentially best-in-class and first-in-class CD40 agonist with unique epitope specificity and Fc receptor engagement for optimal therapeutic effect.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to the potential therapeutic benefits of Apexigen’s product candidates, the proposed business combination, and the time for BCAC and Apexigen to consummate the business combination. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. There can be no assurance that future developments affecting Apexigen or BCAC will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of the post-combination company to meet the Nasdaq listing standards, achieve successful clinical results or the commercial adoption of approved antibody candidates and that Apexigen will have sufficient capital upon the approval of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of BCAC’s filings with the SEC, and in BCAC’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are based on information available to BCAC and/or Apexigen as of the date hereof, and BCAC and/or Apexigen assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed business combination, BCAC filed a registration statement on Form S-4 (the “Registration Statement”) containing a definitive proxy statement and prospectus of BCAC relating to the proposed business combination to its stockholders. Stockholders may obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC by BCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Patrick Sturgeon, Chief Financial Officer, Brookline Capital Acquisition Corp., 280 Park Avenue, Suite 43W, New York, New York 10017, or by telephone at (646) 603-6716, or by contacting Morrow Sodali LLC, BCAC’s proxy solicitor, toll-free at (800) 662-5200.

Brookline Capital Acquisition Corp. Contact:

Samuel P. Wertheimer

Chief Executive Officer and Chairman

Brookline Capital Acquisition Corp.

+1-646-603-6716

bcac@brooklinecapmkts.com

Investor Contact:

Bruce Mackle

LifeSci Advisors

+1-646-889-1200

bmackle@lifesciadvisors.com

Apexigen Contact:

Francis Sarena

Chief Operating Officer

Apexigen, Inc.

+1-650-931-6236

fsarena@apexigen.com